        Annual Report

                              MID-CAP
                              GROWTH
                              FUND

                              DECEMBER 31, 1996


[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
   -----------------------------------------------------------------------------
 . Investors were treated to another year of strong stock market gains, with the broad market returning 22.96%; large-cap stocks generally outperformed mid-cap issues.

 . The fund's results of 10.36% and 24.84% for the 6- and 12-month periods, respectively, outstripped the S&P MidCap Index and its Lipper peer group average for both periods.

 . The fund's best contributors for the second half and year were two energy service companies; the worst was a music distribution company.

 . Sector allocations were little changed, although we took advantage of depressed prices to increase exposure to consumer-related companies.

 . While the financial environment is undeniably favorable at present, we believe investors should not be surprised to see a correction this year.

FELLOW SHAREHOLDERS

After being treated to stellar gains in 1995, stock market investors enjoyed another vintage year in 1996. The unmanaged Standard & Poor's 500 Stock Index posted a return of 69.2% for '95 and '96 combined -- one of its best two-year periods in the last six decades. Only 1954-55 (100.1%) and 1975-76 (69.5%) were better.

        As in 1995, mid-cap stocks lagged their large-cap brethren throughout 1996. However, your fund outperformed the unmanaged S&P MidCap Index for both the second half and the full year, and surpassed an average of other mid-cap funds by a significant margin. Since its inception on June 30, 1992, your fund has gained 177.44%, for an annualized return of 25.44%.


PERFORMANCE COMPARISON
--------------------------------------------------------------

  Periods Ended 12/31/96             6 Months     12 Months
 ..............................................................

  Mid-Cap Growth Fund                  10.36%       24.84%
 ..............................................................

  S&P MidCap Index                      9.14        19.20
 ..............................................................

  S&P 500 Index                        11.68        22.96
 ..............................................................

  Lipper Mid Cap Funds Average          5.76        17.92
--------------------------------------------------------------


YEAR-END DISTRIBUTIONS

        The fund's Board of Directors declared a short-term capital gain of $0.23 and a long-term gain of $0.46, both paid on December 30 to shareholders of record on December 26. You should already have received your check or statement reflecting these distributions and also Form 1099-DIV reporting them for tax purposes.

MARKET ENVIRONMENT

        Many observers, ourselves included, thought that the S&P 500's 37.6% gain in 1995, its best performance since 1958, would be a difficult act to follow. While the encore was not quite as spectacular, it was far better than most investors expected.

        The environment for stocks has been unusually benign. Inflation and interest rates are relatively low. The economy is growing fast enough to accommodate good corporate earnings growth but slow enough to allay fears of an impending inflationary surge. In Washington, there has been a surprising convergence of political thought between President Clinton and the Republican Congress on many issues that previously appeared intractable. The federal budget deficit is falling. Globally, while conflict continues in some areas, we are in the midst of a relatively peaceful period in which democracy and capitalism are making tremendous inroads. The U.S. dollar strengthened in 1996, and there is evidence that foreigners are again net buyers of U.S. stocks. Certainly, there has been little externally to concern investors, and indeed they have responded by pouring unprecedented sums into domestic equity mutual funds. There is little doubt that this deluge of cash was the principal driver of the market in 1996.

PORTFOLIO REVIEW

THE BEST-PERFORMING GROUPS WERE ENERGY STOCKS...AND FINANCIAL STOCKS...

        Within the portfolio, the performance among various industry groups diverged less than usual, with winners and losers coming from a broad range of sectors. The best-performing groups were energy stocks, benefiting from a surge in oil and gas prices, and financial stocks, reflecting a reasonably steady interest rate environment. The worst-performing groups were the gold stocks, which reacted to a decline in the price of gold, and wireless telecommunications providers, which suffered from investor fears of heightened competition from new entrants. Retailers and consumer stocks lagged, especially late in the year as holiday sales proved disappointing.

        Two of the top three contributors to the fund for both the year and the second half were Cooper Cameron and Smith International, energy service companies that reported strong earnings gains throughout the year. Other top contributors included Philip Environmental, a specialty waste service company that made several positive acquisitions during the year, and, in the second half, our two drugstore chains: Revco, benefiting from stronger-than-expected earnings gains, and Eckerd, recipient of a friendly buyout offer from J.C. Penney.

        The worst detractor to the fund's 1996 performance was Alliance Entertainment, whose music distribution business was negatively affected by an industry downturn, causing earnings to fall below expectations. The worst for the second half was Apria Healthcare, a home health care provider whose difficulties in upgrading its systems caused a temporary loss of control over its accounts receivable.

INVESTMENT STRATEGY

        Normally, sharply rising markets are an uncomfortable environment for us. It's not that we dislike high returns (quite the contrary!), but we devote our time to carefully researching and evaluating company fundamentals. We typically examine a multitude of factors before investing, and virtually never proceed without a face-to-face meeting with a company's management. Among the criteria we use are the growth in the company's industry sector; the growth rate we foresee for the company over the next several years; the strength of a company's business model (competitive advantages such as brand names, low cost production, and patent positions); management we respect; strong financial characteristics such as good cash flow and healthy balance sheets; and, finally, reasonable valuations.

THE EBULLIENT MARKET ENVIRONMENT HAS LED TO ABUNDANT SPECULATION...

        While we believe that a dedication to fundamental research will deliver superior long-term results, times like these test our patience. The ebullient market environment has led to abundant speculation, particularly in areas emphasizing conceptual themes, such as the Internet, where substantial sales and earnings are often years away, at best. Most of our holdings are companies with proven business concepts and the ability to grow sales and earnings at reasonable rates. We believe their businesses will thrive long after Wall Street's infatuation with the Internet has faded.

        Currently, a type of growth investing described as "momentum" investing is in vogue. This genre grew from the observation that changes in the rates of growth of a company's sales and earnings often lead to future changes in the same direction. As with anything else, a simple precept has been taken to an extreme. Some managers now focus on changes in sales and earnings growth rates to the exclusion of all else--including a stock's valuation. Several momentum portfolio managers have stated in the national press that, in effect, valuation is irrelevant. In some respects, this is reminiscent of what happened in the early 1970s, when investors gravitated to the "nifty fifty," a group of growth stocks that were deemed good investments regardless of valuation. The aftermath was a particularly gruesome bear market; many stocks took a decade or more to match their previous highs.

        As a result of the trend toward momentum investing, we note that, in the growth stock universe, there is an increasing bifurcation of companies into two groups: the momentum stocks, featuring fast-growing companies with accelerating fundamentals trading at dizzying heights; and the plodders, growing more slowly and less consistently but trading at much lower valuations. We see two consequences to the momentum craze. In the short term, we are witnessing more volatility in select individual stocks as momentum investors buy and sell. For example, a stock trading at 50 times earnings that disappoints can easily be cut in half overnight. Longer term, new valuation eras always end badly, though the timing of this is left to conjecture.

        In managing the fund, we have tended to gravitate toward the plodders, and, historically, this fund has generated above-average returns compared with other growth funds.

        Your fund remains well diversified across sectors, and we have made only modest changes in the last six months, as shown in the table.

        The most notable change was in the consumer category, where we have taken advantage of relatively depressed stock prices to initiate several new positions in recent months including Warnaco Group, a market share leader in women's intimate apparel, and Gymboree, a retailer of high-quality children's clothing.

Sector Diversification
----------------------------------------------------------
                                    6/30/96    12/31/96
----------------------------------------------------------
  Financial                            10%          10%
 ..........................................................
  Health Care                          10            9
 ..........................................................
  Consumer                             14           19
 ..........................................................
  Technology                            9            8
 ..........................................................
  Business Services                    31           28
 ..........................................................
  Energy                                6            6
 ..........................................................
  Basic Industrial                      9            8
 ..........................................................
  Basic Materials                       3            2
 ..........................................................
  Reserves                              8           10
----------------------------------------------------------
  Total                               100%         100%


OUTLOOK

        The stock market has been abnormally beneficent in the last two years, and complacency is high on the part of both professionals and the investing public. A recent national survey of mutual fund investors found that a large majority expect the market to match or beat the high returns of the last 10 years in the next 10. At the risk of sounding like a curmudgeon, we must remind ourselves and our shareholders that the returns of the last two years, and, for that matter, the last 10 to 15 years, have been well above average and cannot continue indefinitely.

        Though the current stock market environment appears favorable, there is less room for error as the market climbs. While government statistics show few signs of inflation, asset inflation is occurring in financial markets and could begin to insinuate itself into the real economy through rising prices in sectors such as real estate. Federal Reserve Chairman Alan Greenspan posed the question in early December, "How do we know when irrational exuberance has unduly escalated asset values ...?" The implication that the rapid rise in stock prices concerns the Fed should not be dismissed easily.

        We do not mean to suggest that the stock market is wildly overvalued, but we do wish to sound a note of caution. A correction would not be a surprise in 1997. However, we remain optimistic about the long-term prospects for mid-cap growth companies. The growth rates of our portfolio companies are significantly above the market as a whole, yet their average price/earnings ratio is only modestly higher. As this long expansion ages, we believe investors will increasingly seek the consistent earnings gains of true growth stocks.


        Respectfully submitted,

        /s/ Brian W. H. Berghuis

        Brian W. H. Berghuis
        President and Chairman of the Investment Advisory Committee

        January 15, 1997

STICKING TO YOUR GAME PLAN
--------------------------------------------------------------------------------

                   TIME REDUCES VOLATILITY OF MARKET RETURNS
                   -----------------------------------------

(Annualized Returns for Best and Worst Period: Rolling Periods From 1950 to
1996*)

                           [BAR GRAPH APPEARS HERE]


        * From 1950-1996, there were 47 one-year periods; 42 five-year periods; 37 ten-year periods; and 27 twenty-year periods.

        Source: T. Rowe Price Associates; data from Ibbotson Associates

        Chart is for illustrative purposes only and is not intended to represent the past performance or future results of any specific securities.

In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value./1/

Above all, remember that investing is a long-distance race, not a sprint.

/1/ Ned Davis Research.

T. ROWE PRICE MID-CAP GROWTH FUND
------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
------------------------------------------------------------------
  TWENTY-FIVE LARGEST HOLDINGS

                                                       Percent of
                                                       Net Assets
                                                         12/31/96

  -----------------------------------------------------------------
  Alco Standard                                             2.1%
  .................................................................
  ACE Limited                                               2.1
  .................................................................
  Warnaco Group                                             2.0
  .................................................................
  Quorum Health Group                                       1.9
  .................................................................
  ADT                                                       1.8
  -----------------------------------------------------------------
  JP Foodservice                                            1.8
  .................................................................
  Corporate Express                                         1.7
  .................................................................
  Danaher                                                   1.7
  .................................................................
  Camco International                                       1.7
  .................................................................
  OEA                                                       1.7
  -----------------------------------------------------------------
  Smith International                                       1.6
  .................................................................
  USA Waste Services                                        1.6
  .................................................................
  Mercury Finance                                           1.6
  .................................................................
  TriMas                                                    1.6
  .................................................................
  PriceCostco                                               1.5
  -----------------------------------------------------------------
  Interim Services                                          1.5
  .................................................................
  Cooper Cameron                                            1.5
  .................................................................
  Cardinal Health                                           1.5
  .................................................................
  PMI Group                                                 1.5
  .................................................................
  American Pad & Paper                                      1.5
  -----------------------------------------------------------------
  General Nutrition                                         1.5
  .................................................................
  PartnerRe Holdings                                        1.4
  .................................................................
  Revco                                                     1.4
  .................................................................
  La Quinta Inns                                            1.4
  .................................................................
  Tupperware                                                1.4
  -----------------------------------------------------------------
  Total                                                    41.0%

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
   CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

   6 Months Ended December 31, 1996

   Ten Best Contributors
   -----------------------------------------------------------------------------

   Cooper Cameron                                                      23(cent)
   .............................................................................
   Philip Environmental                                                17
   .............................................................................
   Smith International                                                 15
   .............................................................................
   Revco                                                               14
   .............................................................................
   Eckerd                                                              14
   .............................................................................
   American Pad & Paper                                                13
   .............................................................................
   ACE Limited                                                         13
   .............................................................................
   Maxim Integrated Products                                           12
   .............................................................................
   Biogen                                                              12
   .............................................................................
   Altera **                                                           11
   -----------------------------------------------------------------------------
    Total                                                             144(cent)


   Ten Worst Contributors
   -----------------------------------------------------------------------------

   Apria Healthcare                                                   -16(cent)
   .............................................................................
   Shiva                                                               13
   .............................................................................
   Palmer Wireless                                                     11
   .............................................................................
   Olsten **                                                            9
   .............................................................................
   Vanguard Cellular                                                    9
   .............................................................................
   Intuit                                                               7
   .............................................................................
   Great Lakes Chemical                                                 6
   .............................................................................
   Corporate Express                                                    6
   .............................................................................
   Circuit City Stores                                                  6
   .............................................................................
   Telephone and Data Systems                                           5
   -----------------------------------------------------------------------------
   Total                                                              -88(cent)

   12 Months Ended December 31, 1996

   Ten Best Contributors
   -----------------------------------------------------------------------------
   Cooper Cameron                                                      29(cent)
   .............................................................................
   National Data                                                       26
   .............................................................................
   Smith International                                                 23
   .............................................................................
   ADT                                                                 22
   .............................................................................
   Republic Industries *                                               20
   .............................................................................
   Cardinal Health                                                     19
   .............................................................................
   OEA                                                                 18
   .............................................................................
   USA Waste Services                                                  18
   .............................................................................
   ACE Limited                                                         18
   .............................................................................
   Philip Environmental *                                              16
   -----------------------------------------------------------------------------
   Total                                                              209(cent)


   Ten Worst Contributors
   -----------------------------------------------------------------------------
   Alliance Entertainment **                                          -11(cent)
   .............................................................................
   Palmer Wireless *                                                   11
   .............................................................................
   Intuit                                                              11
   .............................................................................
   Great Lakes Chemical                                                 9
   .............................................................................
   Aerial Communications *                                              9
   .............................................................................
   Broderbund Software **                                               9
   .............................................................................
   Shiva                                                                8
   .............................................................................
   Apria Healthcare *                                                   8
   .............................................................................
   Mobile Telecom. Technologies **                                      7
   .............................................................................
   St. Jude Medical **                                                  7
   -----------------------------------------------------------------------------
   Total                                                              -90(cent)

    * Position added
    ** Position eliminated

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

        This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]

        MID-CAP GROWTH FUND
        ------------------------------------------------------------------------

          As of 12/31/96

          Mid-Cap Growth Fund $27,744
          S&P MidCap Index $19,909
          Lipper Mid Cap Funds Average $20,718

                     S&P      Lipper    Mid-Cap
        6/30/92     10,000    10,000    10,000
          12/92     11,609    11,774    12,454
          12/93     13,229    13,625    15,721
          12/94     12,755    13,420    15,767
          12/95     16,702    17,646    22,224
          12/96     19,909    20,718    27,744


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

        This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                        Since   Inception
  Periods Ended 12/31/96         1 Year   3 Years   Inception        Date
-----------------------------------------------------------------------------

  Mid-Cap Growth Fund            24.84%    20.84%      25.44%     6/30/92
 .............................................................................

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS            For a share outstanding throughout each period
--------------------------------------------------------------------------------



                                            Year                                           6/30/92
                                           Ended                                                to
                                          12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
  NET ASSET VALUE
  Beginning of period                   $    20.13  $    14.85  $    15.18  $    12.27  $    10.00
                                        ...........................................................
  Investment activities
    Net investment income                    (0.01)          -           -*          -*       0.01*
    Net realized and
    unrealized gain (loss)                    5.00        6.07        0.04        3.21        2.44
                                        ...........................................................
    Total from
    investment activities                     4.99        6.07        0.04        3.21        2.45
                                        ...........................................................
  Distributions
    Net realized gain                        (0.69)      (0.79)      (0.37)      (0.30)      (0.18)
                                        ...........................................................
  NET ASSET VALUE
  End of period                         $    24.43  $    20.13  $    14.85  $    15.18  $    12.27
                                        -----------------------------------------------------------

  Ratios/Supplemental Data

  Total return                               24.84%      40.95%       0.29%*     26.24%*    24.54%*
 ....................................................................................................
  Ratio of expenses to
  average net assets                          1.04%       1.25%       1.25%*      1.25%*     1.25%*+
 ....................................................................................................
  Ratio of net investment
  income to average
  net assets                                (0.11)%     (0.01)%       0.02%*    (0.12)%*     0.16%*+
 ....................................................................................................
  Portfolio turnover rate                     38.1%       57.5%       48.7%       62.4%      51.9%+
 ....................................................................................................
  Average commission
  rate paid                             $    0.1203           -           -           -          -
 ....................................................................................................
  Net assets, end of period
  (in millions)                         $     1,021     $   264     $   101     $    65     $   28
 ....................................................................................................

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/95.

+ Annualized.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996



STATEMENT OF NET ASSETS                               Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       COMMON STOCKS  90.2%


       FINANCIAL  10.4%

       Insurance  5.0%

       ACE Limited                                      350,000     $     21,044
       .........................................................................
       PartnerRe Holdings                               425,000           14,450
       .........................................................................
       PMI Group                                        275,000           15,228
       .........................................................................
                                                                          50,722
                                                                    ............

       Financial Services  5.4%

       Franklin Resources                               185,000           12,649
       .........................................................................
       Mercury Finance                                1,354,400           16,592
       .........................................................................
       Money Store                                      425,000           11,794
       .........................................................................
       Oxford Resources (Class A) *                     450,000           13,809
       .........................................................................
                                                                          54,844
                                                                    ............
       Total Financial                                                   105,566
                                                                    ............


       HEALTH CARE  8.6%

       Biotechnology  1.8%

       Biogen *                                         300,000           11,587
       .........................................................................
       Gilead Sciences *                                275,000            6,858
       .........................................................................
                                                                          18,445
                                                                    ............
       Medical Instruments and Devices  1.5%

       Dentsply International                            46,500            2,212
       .........................................................................
       Sybron International *                           401,300           13,243
       .........................................................................
                                                                          15,455
                                                                    ............
       Health Care Services  5.3%

       Apria Healthcare                                 457,500            8,578
       .........................................................................
       Cardinal Health                                  262,500           15,291
       .........................................................................
       PacifiCare Health Systems (Class B) *            130,000           11,066
       .........................................................................
       Quorum Health Group *                            650,000           19,256
       .........................................................................
                                                                          54,191
                                                                    ............
       Total Health Care                                                  88,091
                                                                    ............


       CONSUMER  19.0%

       Soft Goods Retailers  2.0%

       Gymboree *                                       413,500            9,407
       .........................................................................
       Kohl's *                                         275,000           10,794
       .........................................................................
                                                                          20,201
                                                                    ............

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       Hard Goods Retailers  5.9%

       Circuit City Stores                              425,000     $     12,803
       .........................................................................
       Eckerd *                                          73,137            2,341
       .........................................................................
       General Nutrition *                              875,000           14,875
       .........................................................................
       PriceCostco *                                    625,000           15,742
       .........................................................................
       Revco *                                          389,000           14,393
       .........................................................................
                                                                          60,154
                                                                    ............
       Consumer Non-Durables  6.4%

       American Pad & Paper *                           660,000           14,932
       .........................................................................
       Consolidated Cigar Holdings *                    475,000           11,756
       .........................................................................
       Tommy Hilfiger *                                 100,000            4,800
       .........................................................................
       Tupperware                                       260,000           13,943
       .........................................................................
       Warnaco Group                                    687,900           20,379
       .........................................................................
                                                                          65,810
                                                                    ............
       Restaurants  2.5%

       Boston Chicken *                                 350,000           12,556
       .........................................................................
       Outback Steakhouse *                             500,000           13,313
       .........................................................................
                                                                          25,869
                                                                    ............
       Consumer Services  2.2%

       CUC International *                              337,500            8,015
       .........................................................................
       La Quinta Inns                                   750,000           14,344
       .........................................................................
                                                                          22,359
                                                                    ............
       Total Consumer                                                    194,393
                                                                    ............


       TECHNOLOGY  7.8%

       Computer Software  3.3%

       Adobe Systems                                    130,000            4,867
       .........................................................................
       BMC Software *                                   235,000            9,767
       .........................................................................
       Intuit *                                         200,000            6,350
       .........................................................................
       PLATINUM technology *                            450,000            6,103
       .........................................................................
       Synopsys *                                       150,000            6,900
       .........................................................................
                                                                          33,987
                                                                    ............
       Networking and Telecom Equipment  1.9%

       FORE Systems *                                   160,000            5,270
       .........................................................................
       Network General *                                250,000            7,547
       .........................................................................
       Shiva *                                          175,000            6,081
       .........................................................................
                                                                          18,898
                                                                    ............

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       Semiconductors  2.6%

       Analog Devices *                                 250,000     $      8,469
       .........................................................................
       Maxim Integrated Products *                      250,000           10,828
       .........................................................................
       Xilinx *                                         210,000            7,731
       .........................................................................
                                                                          27,028
                                                                    ............
       Total Technology                                                   79,913
                                                                    ............


       BUSINESS SERVICES  27.6%

       Telecom Services  5.9%

       360 Communications *                             442,400           10,230
       .........................................................................
       Aerial Communications *                          741,500            5,932
       .........................................................................
       Comcast (Class A Special)                        650,000           11,578
       .........................................................................
       Cox Communications (Class A) *                   500,000           11,562
       .........................................................................
       Palmer Wireless *                                469,000            4,954
       .........................................................................
       Telephone and Data Systems                       137,700            4,992
       .........................................................................
       U. S. Cellular *                                 150,000            4,181
       .........................................................................
       Vanguard Cellular *                              425,000            6,641
       .........................................................................
                                                                          60,070
                                                                    ............
       Computer Services  4.5%

       BDM International *                              155,000            8,351
       .........................................................................
       Ceridian *                                       130,000            5,265
       .........................................................................
       Checkfree *                                      300,000            5,119
       .........................................................................
       DST Systems *                                    120,000            3,765
       .........................................................................
       National Data                                    175,000            7,612
       .........................................................................
       Sterling Commerce *                              150,000            5,287
       .........................................................................
       SunGard Data Systems *                           275,000           10,966
       .........................................................................
                                                                          46,365
                                                                    ............
       Distribution  6.9%

       Airgas *                                         132,200            2,908
       .........................................................................
       Alco Standard                                    425,000           21,941
       .........................................................................
       Corporate Express *                              600,000           17,662
       .........................................................................
       JP Foodservice *                                 648,100           18,066
       .........................................................................
       MSC *                                            260,000            9,620
       .........................................................................
                                                                          70,197
                                                                    ............
       Media and Advertising  1.9%

       ADVO                                             225,000            3,150
       .........................................................................
       Catalina Marketing *                             150,000            8,269
       .........................................................................
       Scholastic *                                     120,000            8,025
       .........................................................................
                                                                          19,444
                                                                    ............

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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       Environmental  3.9%

       Philip Environmental *                           950,000     $     13,775
       .........................................................................
       Republic Industries *                            310,000            9,668
       .........................................................................
       USA Waste Services *                             522,500           16,655
       .........................................................................
                                                                          40,098
                                                                    ............
       Miscellaneous Business Services  4.5%

       ADT *                                            825,000           18,872
       .........................................................................
       HFS *                                            190,000           11,353
       .........................................................................
       Interim Services *                               431,000           15,300
       .........................................................................
                                                                          45,525
                                                                    ............
       Total Business Services                                           281,699
                                                                    ............


       ENERGY  6.2%

       Energy Services  6.2%

       Camco International                              375,000           17,297
       .........................................................................
       Cooper Cameron *                                 200,000           15,300
       .........................................................................
       Smith International *                            375,000           16,828
       .........................................................................
       Weatherford Enterra *                            450,000           13,500
       .........................................................................
       Total Energy                                                       62,925
                                                                    ............


       INDUSTRIAL  8.2%

       Defense and Aerospace  1.0%

       BE Aerospace *                                   395,000           10,788
       .........................................................................
                                                                          10,788
                                                                    ............
       Automobiles and Related  1.7%

       OEA                                              375,000           17,156
       .........................................................................
                                                                          17,156
                                                                    ............
       Specialty Chemicals  1.2%

       Great Lakes Chemical                             150,000            7,013
       .........................................................................
       Polymer Group *                                  350,000            4,856
       .........................................................................
                                                                          11,869
                                                                    ............
       Machinery  4.3%

       Danaher                                          375,000           17,485
       .........................................................................
       Teleflex                                         200,000           10,425
       .........................................................................
       TriMas                                           675,700           16,132
       .........................................................................
                                                                          44,042
                                                                    ............
       Total Industrial                                                   83,855
                                                                    ............

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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       BASIC MATERIALS  2.2%

       Mining  2.2%

       Cambior                                          650,000     $      9,506
       .........................................................................
       Rustenburg Platinum (ZAR)                        205,473            2,811
       .........................................................................
       TVX Gold *                                     1,341,500           10,397
       .........................................................................
       Total Basic Materials                                              22,714
                                                                    ............
       Miscellaneous Common Stocks  0.2%                                   2,054
                                                                    ............
       Total Common Stocks (Cost  $772,799)                              921,210
                                                                    ............


       SHORT-TERM INVESTMENTS  9.8%

       Repurchase Agreements  1.6%

       Investments in Repurchase Agreements
        through a joint account, 6.52%, 1/2/97      $15,968,051           15,968
       .........................................................................
                                                                          15,968
                                                                    ............
       U.S. Treasury Obligations  8.2%

       U.S. Treasury Bills, 4.88%-5.09%,
       01/09-05/22/97                                85,000,000           84,157
       .........................................................................
                                                                          84,157
                                                                    ............
       Total Short-Term Investments (Cost  $100,125)                     100,125
                                                                    ............


 Total Investments in Securities

 100.0% of Net Assets (Cost $872,924)                               $  1,021,335

 Other Assets Less Liabilities                                             (297)
                                                                    ............
 NET ASSETS                                                         $  1,021,038
                                                                    ------------

 Net Assets Consist of:

 Accumulated net realized gain/loss - net of distributions          $      6,342
 Net unrealized gain (loss)                                              148,411
 Paid-in-capital applicable to 41,791,846 shares of $0.01 par
 value capital stock outstanding; 1,000,000,000 shares authorized        866,285
                                                                    ............

 NET ASSETS                                                         $  1,021,038
                                                                    ------------

 NET ASSET VALUE PER SHARE                                          $      24.43
                                                                    ------------

     *  Non-income producing
   ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/96
  Investment Income
  Income

    Interest                                                       $      3,604
    Dividend                                                              2,369
                                                                    ............
    Total income                                                          5,973
                                                                    ............
  Expenses

    Investment management                                                 4,390
    Shareholder servicing                                                 1,694
    Registration                                                            278
    Custody and accounting                                                  133
    Prospectus and shareholder reports                                      107
    Legal and audit                                                          17
    Directors                                                                12
    Miscellaneous                                                            17
                                                                    ............
    Total expenses                                                        6,648
                                                                    ............
  Net investment income                                                    (675)
                                                                    ............

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on

    Securities                                                           31,578
    Foreign currency transactions                                           (28)
                                                                    ............
    Net realized gain (loss)                                             31,550
    Change in net unrealized gain or loss on securities                 101,719
                                                                    ............
  Net realized and unrealized gain (loss)                               133,269
                                                                    ............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                            $   132,594
                                                                    ------------



The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/96        12/31/95
  Increase (Decrease) in Net Assets
  Operations

    Net investment income                             $    (675)    $       (22)
    Net realized gain (loss)                             31,550          11,953
    Change in net unrealized gain or loss               101,719          38,138
                                                    ............................
    Increase (decrease) in net assets from
     operations                                         132,594          50,069
                                                    ............................

  Distributions to shareholders

    Net realized gain                                   (27,658)         (9,790)
                                                    ............................

  Capital share transactions *

    Shares sold                                         794,631         153,457
    Distributions reinvested                             26,549           9,273
    Shares redeemed                                    (169,185)        (39,545)
                                                    ............................
    Increase (decrease) in net assets from capital
    share transactions                                  651,995         123,185
                                                    ............................
    Net equalization                                        120               -
                                                    ............................

  Net Assets

  Increase (decrease) during period                     757,051         163,464
  Beginning of period                                   263,987         100,523
                                                    ............................
  End of period                                     $ 1,021,038      $  263,987
                                                    ----------------------------

* Share information

    Shares sold                                          35,021           8,079
    Distributions reinvested                              1,102             468
    Shares redeemed                                      (7,442)         (2,204)
                                                    ............................
    Increase (decrease) in shares outstanding            28,681           6,343



The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1992.

       Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

       Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

       For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

       Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

       Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

       reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

NOTE 2 - INVESTMENT TRANSACTIONS

       Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily by the fund to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

       Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $770,238,000 and $219,707,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.


       -------------------------------------------------------------------------
       Undistributed net investment income                        $    537,000
       Undistributed net realized gain                                (647,000)
       Paid-in-capital                                                 110,000

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


       At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $872,924,000, and net unrealized gain aggregated $148,411,000, of which $177,409,000 related to appreciated investments and $28,998,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $565,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,365,000 for the year ended December 31, 1996, of which $204,000 was payable at period-end.

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T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

       In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

       PRICE WATERHOUSE LLP
       Baltimore, Maryland
       January 20, 1997

For yield, price, last transaction, current balance or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Mid-Cap Growth Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor       RPRTMCG  12/31/96